U.S. SECURITIES AND EXCHANGE COMMISSION


                               Washington, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                          Date of Report: January 26, 2005


                           TRANSAX INTERNATIONAL LIMITED
                   __________________________________________________
          (Exact Name of Small Business Issuer as Specified in its Charter)


                                       COLORADO
                       ________________________________________
                  (State or other Jurisdiction as Specified in Charter)


                  00-27845                                    84-1304106
                      __________________________________________
	(Commission file number)           (I.R.S. Employer Identification No.)


                           7545 Irvine Centre Drive, Suite 200
                                    Irvine, CA, 92618
                             _______________________________
                        (Address of Principal Executive Offices)


                                        949-623-8316
                                    ____________________
                                (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17
CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Issuances of Securities

        On January 24, 2005, the Board of Directors of Transax International Limited, a Colorado corporation (the "Company"), pursuant to unanimous written consent, authorized and approved the execution of various settlement agreements and the issuance of an aggregate of 3,662,908 shares of its restricted Common Stock, to be effective as of December 31, 2004, as follows:

       1. The Company and Asia Pacific Inc. ("Asia Pacific") entered into a settlement agreement dated January 24, 2005, to be effective as of December 31, 2004 (the "Asia Pacific Settlement Agreement"), regarding the settlement of an aggregate amount of $30,405.00 due and owing to Asia Pacific by the Company relating to cash advances in the principal amount of $28,500.00 and accrued interest thereon in the amount of $1,905.00 (the "Debt"). Pursuant to the terms and provisions of the Asia Pacific Settlement Agreement: (i) the Company agreed to settle the Debt by issuing to Asia Pacific and/or its designates an aggregate of 202,700 shares of its restricted Common Stock at the rate of $0.15 per share (which amount is based upon the average of the open and close price of $0.15 of the Company's shares of Common Stock traded on the OTC Bulletin Board between December 21, 2004 and December 31, 2004); and (ii) Asia Pacific agreed to convert the Debt and accept the issuance of an aggregate of 202,700 shares of restricted Common Stock as full and complete satisfaction of the Debt.

       Simultaneously, Asia Pacific and its creditor, Thomas Harmusial ("Harmusial"), entered into an agreement for the acquisition of securities and an investor representation letter dated January 24, 2005, to be effective as of December 31, 2004 (the "Asia Pacific/Harmusial Agreement"). Pursuant to the terms and provisions of the Asia Pacific/Harmusial Agreement: (i) Asia Pacific agreed to transfer to Harmusial an aggregate of 202,700 shares of the restricted Common Stock in consideration for debts due and owing by Asia Pacific to Harmusial; and (ii) Harmusial agreed to accept the transfer of the 202,700 shares of restricted Common Stock as settlement of the debt.

       In accordance with a letter of instruction from Asia Pacific and the terms and provisions of the Asia Pacific Settlement Agreement, the Company issued an aggregate of 202,700 shares of its restricted Common Stock to Harmusial pursuant to the transactional exemption under Section 4(2) and Regulation S of the Securities Act of 1933, as amended (the "Securities Act"). Asia Pacific executed the Asia Pacific Settlement Agreement and acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities. Harmusial executed the Asia Pacific/Harmusial Agreement and acknowledged that the securities to be issued have not been registered under the Securities Act, that he understood the economic risk of an investment in the securities, and that he had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities

       2. The Company and Carlingford Investments Limited ("Carlingford") entered into a settlement agreement dated January 24, 2005, to be effective as of December 31, 2004 (the "Carlingford Settlement Agreement") regarding the settlement of an aggregate amount of $253,036.20 due and owing to Carlingford by the Company relating to cash advances in the principal amount of $245,000.00 made by Carlingford and accrued interest thereon in the amount of $8,036.20 (the "Debt"). Pursuant to the terms and provisions of the Carlingford Settlement Agreement: (i) the Company agreed to settle the Debt by issuing to Carlingford and/or its designates an aggregate of 1,686,908 shares of its restricted Common Stock at the rate of $0.15 per share (which amount is based upon the average of the open and close price of $0.15 of the Company's shares of Common Stock traded on the OTC Bulletin Board between December 21, 2004 and December 31, 2004); and (ii) Carlingford agreed to convert the Debt and accept the issuance of an aggregate of 1,686,908 shares of restricted Common Stock of the Company as full and complete satisfaction of the Debt.

       Simultaneously, Carlingford and Richard AH. Siagian, Antonius LM. Pakpahan, Thomas Harmusial, Silsastri Yani and Adhe D. Silviani (collectively, the "Carlingford Creditors") entered into an agreement for the acquisition of securities and an investor representation letter dated January 24, 2005, to be effective as of December 31, 2004 (collectively, the "Carlingford/Creditor Agreements"). Pursuant to the terms and provisions of each of the Carlingford/Creditor Agreements: (i) Carlingford agreed to proportionately transfer to the Carlingford Creditors an aggregate of 1,686,908 shares of the restricted Common Stock in consideration for debts due and owing by Carlingford to the Carlingford Creditors; and (ii) the Carlingford Creditors agreed to accept the transfer of a proportionate amount of the aggregate 1,686,908 shares of restricted Common Stock as settlement of their respective debt.

       In accordance with a letter of instruction from Carlingford and the terms and provisions of the Carlingford Settlement Agreement, the Company issued an aggregate of 1,686,908 shares of its restricted Common Stock to the Carlingford Creditors in proportion to their respective debt pursuant to the transactional exemption under Section 4(2) and Regulation S of the Securities Act. Carlingford executed the Carlingford Settlement Agreement and acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities. The Carlingford Creditors each executed the Carlingford/Creditor Agreement and acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities

       3. The Company and Stephen Taylor ("Taylor"), entered into a settlement agreement dated January 24, 2005, to be effective as of December 31, 2004 (the "Taylor Settlement Agreement"), regarding the settlement of an aggregate amount of $28,995.00 due and owing to Taylor by the Company relating to cash advances in the principal amount of $26,500.00 and accrued interest thereon in the amount of $2,495.00 (the "Debt"). Pursuant to the terms and provisions of the Taylor Settlement Agreement: (i) the Company agreed to settle the Debt by issuing to Taylor and/or his designates 193,300 shares of its restricted Common Stock at the rate of $0.15 per share (which amount is based upon the average of the open and close price of $0.15 of the Company's shares of Common Stock traded on the OTC Bulletin Board between December 21, 2004 and December 31,
2004); and (ii) Taylor agreed to convert the Debt and accept the issuance of the 193,300 shares of restricted Common Stock of the Company as full and complete satisfaction of the Debt.

       Simultaneously, Taylor and a creditor, Adhe D. Silviani ("Siliviani") entered into an agreement for the acquisition of securities and an investor representation letter dated January 24, 2005, to be effective as of December 31, 2004 (the "Taylor/Siliviani Agreement"). Pursuant to the terms and provisions of the Taylor/Siliviani Agreement: (i) Taylor agreed to transfer to Siliviani an aggregate of 193,300 shares of the restricted Common Stock in consideration for debts due and owing by Taylor to Siliviani; and (ii) Siliviani agreed to accept the aggregate 193,300 shares of restricted Common Stock as settlement of the debt.

       In accordance with a letter of instruction from Taylor and the terms and provisions of the Taylor Settlement Agreement, the Company issued an aggregate of 193,300 shares of restricted Common Stock to Siliviani pursuant to the transactional exemption under Section 4(2) and Regulation S of the Securities Act. Taylor executed the Taylor Settlement Agreement and acknowledged that the securities to be issued have not been registered under the Securities Act, that he understood the economic risk of an investment in the securities, and that he had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities. Siliviani executed the Taylor/Siliviani Agreement and acknowledged that the securities to be issued have not been registered under the Securities Act, that he understood the economic risk of an investment in the securities, and that he had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities

       4. The Company and Stephen Walters, the President/Chief Executive Officer and a director of the Company ("Walters"), entered into a settlement agreement dated January 24, 2005, to be effective as of December 31, 2004 (the "Walters Settlement Agreement"), regarding the settlement of an aggregate amount of $75,000.00 due and owing to Walters by the Company relating to managerial and consulting services provided by Walters pursuant to certain contractual relations between the Company and Walters (the "Debt"). Pursuant to the terms and provisions of the Walters Settlement Agreement: (i) the Company agreed to settle the Debt by issuing to Walters an aggregate 500,000 shares of its restricted Common Stock at the rate of $0.15 per share (which amount is based upon the average of the open and close price of $0.15 of the Company's shares of Common Stock traded on the OTC Bulletin Board between December 21, 2004 and December 31, 2004); and (ii) Walters agreed to convert the Debt and accept the issuance of the 500,000 shares of restricted Common Stock of the Company as full and complete satisfaction of the Debt. The Company issued the 500,000 shares of restricted Common Stock to Walters pursuant to the transactional exemption under Section 4(2) and Regulation S of the Securities Act. Walters executed the Walters Settlement Agreement and acknowledged that the securities to be issued have not been registered under the Securities Act, that he understood the economic risk of an investment in the securities, and that he had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities.

       5. The Company and David M. Bouzaid, a director of the Company ("Bouzaid"), entered into a settlement agreement dated January 24, 2005, to be effective as of December 31, 2004 (the "Bouzaid Settlement Agreement"), regarding the settlement of an aggregate amount of $12,000.00 due and owing to Bouzaid by the Company relating to managerial and consulting services provided by Bouzaid pursuant to certain contractual relations between the Company and Bouzaid (the "Debt"). Pursuant to the terms and provisions of the Bouzaid Settlement Agreement: (i) the Company agreed to settle the Debt by issuing to Bouzaid an aggregate 80,000 shares of its restricted Common Stock at the rate of $0.15 per share (which amount is based upon the average of the open and close price of $0.15 of the Company's shares of Common Stock traded on the OTC Bulletin Board between December 21, 2004 and December 31, 2004); and (ii) Bouzaid agreed to convert the Debt and accept the issuance of the 80,000 shares of restricted Common Stock of the Company as full and complete satisfaction of the Debt. The Company issued the 80,000 shares of restricted Common Stock to Bouzaid pursuant to the transactional exemption under Section 4(2) and Regulation S of the Securities Act. Bouzaid executed the Bouzaid Settlement Agreement and acknowledged that the securities to be issued have not been registered under the Securities Act, that he understood the economic risk of an investment in the securities, and that he had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities.

       6. The Company and Laurie Bewes, a director of the Company ("Bewes"), entered into a settlement agreement dated January 24, 2005, to be effective as of December 31, 2004 (the "Bewes Settlement Agreement"), regarding the settlement of an aggregate amount of $35,000.00 due and owing to Bewes by the Company relating to managerial and consulting services provided by Bewes pursuant to certain contractual relations between the Company and Bewes (the "Debt"). Pursuant to the terms and provisions of the Bewes Settlement
Agreement: (i) the Company agreed to settle the Debt by issuing to Bewes an aggregate 233,333 shares of its restricted Common Stock at the rate of $0.15 per share (which amount is based upon the average of the open and close price of $0.15 of the Company's shares of Common Stock traded on the OTC Bulletin Board between December 21, 2004 and December 31, 2004); and (ii) Bewes agreed to convert the Debt and accept the issuance of the 233,333 shares of restricted Common Stock of the Company as full and complete satisfaction of the Debt. The Company issued the 233,333 shares of restricted Common Stock to Bewes pursuant to the transactional exemption under Section 4(2) and Regulation S of the Securities Act. Bewes executed the Bewes Settlement Agreement and acknowledged that the securities to be issued have not been registered under the Securities Act, that he understood the economic risk of an investment in the securities, and that he had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities.

       7. The Company and Nathalie Pilon, the Chief Financial Officer and Secretary of the Company ("Pilon"), entered into a settlement agreement dated January 24, 2005, to be effective as of December 31, 2004 (the "Pilon Settlement Agreement"), regarding the settlement of an aggregate amount of $25,000.00 due and owing to Pilon by the Company relating to managerial and consulting services provided by Pilon pursuant to certain contractual relations between the Company and Pilon (the "Debt"). Pursuant to the terms and provisions of the Pilon Settlement Agreement: (i) the Company agreed to settle the Debt by issuing to Pilon an aggregate 166,667 shares of its restricted Common Stock at the rate of $0.15 per share (which amount is based upon the average of the open and close price of $0.15 of the Company's shares of Common Stock traded on the OTC Bulletin Board between December 21, 2004 and December 31, 2004); and (ii) Pilon agreed to convert the Debt and accept the issuance of the 166,667 shares of restricted Common Stock of the Company as full and complete satisfaction of the Debt. The Company issued the 166,667 shares of restricted Common Stock to Pilon pursuant to the transactional exemption under
Section 4(2) and Regulation S of the Securities Act. Pilon executed the Pilon Settlement Agreement and acknowledged that the securities to be issued have not been registered under the Securities Act, that she understood the economic risk of an investment in the securities, and that she had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities.

       8. The Company and Devlin Jensen, Barristers and Solicitors ("Devlin Jensen"), entered into a settlement agreement dated January 24, 2005, to be effective as of December 31, 2004 (the "Devlin Jensen Settlement Agreement"), regarding the settlement of an aggregate amount of $90,000.00 due and owing to Devlin Jensen by the Company relating to legal services rendered by Devlin Jensen to the Company (the "Debt"). Pursuant to the terms and provisions of the Devlin Jensen Settlement Agreement: (i) the Company agreed to settle the Debt by issuing to Devlin Jensen an aggregate 600,000 shares of its restricted Common Stock at the rate of $0.15 per share (which amount is based upon the average of the open and close price of $0.15 of the Company's shares of Common Stock traded on the OTC Bulletin Board between December 21, 2004 and December 31, 2004); and (ii) Devlin Jensen agreed to convert the Debt and accept the issuance of the 600,000 shares of restricted Common Stock of the Company as full and complete satisfaction of the Debt. The Company issued the 600,000 shares of restricted Common Stock to Devlin Jensen pursuant to the transactional exemption under Section 4(2) and Regulation S of the Securities Act. Devlin Jensen executed the Devlin Jensen Settlement Agreement and acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities.

Securities Ownership of Certain Beneficial Owners and Management

As a result of the issuance of an aggregate of 3,662,908 shares of restricted Common Stock effective December 31, 2004, there was a change in beneficial ownership of the Company. As of the date of this Current Report, there are 28,411,211 shares of Common Stock issued and outstanding. The following table sets forth information as of the date of this Current Report concerning: (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's executive officers, directors and key employees and beneficial ownership of the Company's shares of outstanding Common Stock; and (iii) all executive officers and directors as a group and beneficial ownership of the Company's shares of outstanding Common Stock. Common Stock not outstanding but deemed beneficially owned by virtue of an exercise right of an individual to acquire shares within sixty (60) days is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares of Common Stock shown.


Title      Name and Address of Beneficial Owner        Amount and    Percent
of                                                      Nature of    of Class
Class                                                  beneficial
                                                         Ownership
-------------------------------------------------------------------------------

Common    Cardlink Worldwide, Inc.                (1)    1,191,870      4.79%
Stock
          # 5 - 2330 NW 102nd  Ave.
          Miami, Florida  33172

Common    Stephen Walters                         (1)    1,734,819      6.70%
Stock                                             (2)
          Bali View Block A4/7
          Jl. Cirendeu Raya 40
          Jakarta Selatan 13419 Indonesia

Common    Carlingford Investments Ltd.            (1)    8,718,788     31.56%
Stock                                             (3)
          80 Raffles Place #16-20 UOB Plaza II
          Singapore 048624

Common    Nathalie Pilon                          (1)      416,667      1.66%
Stock                                             (4)
          2919 Ontario Steet
          Vancouver, BC Canada V5T 2Y5

Common    Laurie Bewes                            (1)      733,333      2.92%
Stock                                             (5)
          429 Willawrong Road
          Caringbah, Australia  NSW 2229

Common    David Bouzaid                           (1)      337,500      1.35%
Stock                                             (6)
          Jl. Bangka 7 Dalam No.3A
          Kemang Jakarta Selatan 12730
          Indonesia

Common    All officers and directors as a group   (7)   11,941,107     40.75%
Stock     (4 persons)

(1)
   These are restricted shares of Common Stock.

(2)
   Mr. Walters is the President/Chief Executive Officer and a director of the Company. This figure includes: (i) 734,819 shares of Common Stock held of record by Mr. Walters; (ii) an assumption of the exercise by Mr. Walters of an aggregate of 750,000 Stock Options granted to Mr. Walters to acquire 750,000 shares of Common Stock at $0.50 per share expiring on August 14, 2008 and 250,000 stock options to acquire 250,000 shares of Common Stock at $0.20 per share expiring on December 30, 2009. As of the date of this Current Report, no Stock Options have been exercised.

(3)
  This figure includes: (i) 5,970,455 shares of Common Stock held of record by Carlingford Investments Limited held of record; (ii) an assumption of the exercise by Carlingford Investments Limited of an aggregate of 2,700,000 warrants held of record by Carlingford Investments Limited, over which Mr. Walters has sole voting and disposition rights, into 2,700,000 shares of Common Stock at a price of $1.00 per share expiring on August 14, 2008; and (iiii) an assumption of the exercise by Carlingford Investments Limited of an aggregate of 48,333 warrants held of record by Carlingford Investments Limited, over which Mr. Walters has sole voting and disposition rights, into 48,333 shares of Common Stock at a price of $0.20 per share expiring on September 29, 2009. As of the date of this Current Report, no Warrants have been exercised.

(4)
   This figure includes: (i) 216,667 shares of Common Stock held of record; and
(ii) an assumption of the exercise by Ms. Pilon of an aggregate of 100,000 Stock Options granted to Ms. Pilon to acquire 100,000 shares of Common Stock at $0.50 per share expiring on August 14, 2008 and 100,000 stock options to acquire 100,000 shares of Common Stock at $0.20 per share expiring on December 30, 2009.

(5)
  This figure includes:  (i) 458,333 shares of Common Stock held of record; and
(ii) an assumption of the exercise by Mr. Bewes of an aggregate of 200,000 Stock Options granted to Mr. Bewes to acquire 200,000 shares of Common Stock at $0.50 per share expiring on August 14, 2008 and and 75,000 stock options to acquire 75,000 shares of Common Stock at $0.20 per share expiring on December 30, 2009.

(6)
      This figure includes: (i) 130,000 shares of Common Stock held of record; and (ii) an assumption of the exercise by Mr. Bouzaid of an aggregate of 200,000 Stock Options granted to Mr. Bouzaid to acquire 200,000 shares of Common Stock at $0.50 per share expiring on August 14, 2008 and 75,000 stock options to acquire 75,000 shares of Common Stock at $0.20 per share expiring on December 30, 2009.

(7)
   This figure includes: (i) 7,510,274 shares of Common  Stock  held of record;
(ii) an assumption of the exercise of an aggregate of 2,748,333 Warrants to acquire 2,748,333 shares of Common Stock; and (iii) an assumption of the exercise of an aggregate of 1,682,500 Stock Options to acquire 1,682,500 shares of Common Stock.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

10.1 Settlement Agreement between Transax International Limited and Asia Pacific Inc. dated January 24, 2005, to be effective as of December 31, 2004.
10.2 Settlement Agreement between Transax International Limited and Carlingford Investments Limited dated January 24, 2005, to be effective as of December 31, 2004.
10.3 Settlement Agreement between Transax International Limited and Stephen Taylor dated January 24, 2005, to be effective as of December 31, 2004.
10.4 Settlement Agreement between Transax International Limited and Stephen Walters dated January 24, 2005, to be effective as of December 31, 2004.
10.5 Settlement Agreement between Transax International Limited and David M. Bouzaid dated January 24, 2005, to be effective as of December 31, 2004.
10.6 Settlement Agreement between Transax International Limited and Laurie Bewes dated January 24, 2005, to be effective as of December 31, 2004.
10.7 Settlement Agreement between Transax International Limited and Nathalie Pilon dated January 24, 2005, to be effective as of December 31, 2004.
10.8 Settlement Agreement between Transax International Limited and Devlin Jensen, Barristers and Solicitors, dated January 24, 2005, to be effective as of December 31, 2004.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Transax International Limited


Date:  January 26, 2005           By:/s/ Stephen Walters
                                  ------------------------
                                  Stephen Walters
                                  President and Chief Executive Officer